                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 20, 2005
                                                  ---------------------


                             ACCESSPOINT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      000-29217               95-4721385
 ------------------------------       ------------       ----------------------
   (State or jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


3003 S. Valley View Blvd., Suite 190, Las Vegas, NV              89102
---------------------------------------------------              -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (702) 809-0206
                                                    ------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Accesspoint announced today that Mr. Joseph Byers and Andrea A. Salazar have resigned from their positions of Board of Director of Accesspoint. Mr. Byers and Miss Salazar stated to the Board that it was time for the Company to reinvent itself under new management.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit No.    Description
         -----------    -----------
            99.1        Resignation letter dated November 30, 2005 From Andrea
                        A.Salazar

            99.2        Resignation letter dated November 30, 2005 From Joseph
                        Byers



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Accesspoint Corporation


Dated:  August 16, 2005               By: /s/ William Lindberg
                                          --------------------------------------
                                          William Lindberg
                                          President, Chief Financial Officer and
                                          Chief Executive Officer